Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-143825) of Onyx Pharmaceuticals, Inc.,

(2)	Registration Statement (Form S-3 No. 333-134565) of Onyx Pharmaceuticals, Inc.,

(3)	Registration Statement (Form S-3 No. 333-33322) of Onyx Pharmaceuticals, Inc.,

(4)	Registration Statement (Form S-8 No. 333-150928) pertaining to the 2005 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,

(5)	Registration Statement (Form S-8 No. 333-143309) pertaining to the 2005 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,

(6)	Registration Statement (Form S-8 No. 333-134567) pertaining to the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,

(7)	Registration Statement (Form S-8 No. 333-126089) pertaining to the 2005 Equity Incentive Plan, 1996 Equity Incentive Plan, and the 1996 Non-Employee Directors’ Stock Option Plan of Onyx Pharmaceuticals, Inc.,

(8)	Registration Statement (Form S-8 No. 333-120324) pertaining to the 1996 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,

(9)	Registration Statement (Form S-8 No. 333-110469) pertaining to the 1996 Equity Incentive Plan and the 1996 Non-Employee Directors’ Plan of Onyx Pharmaceuticals, Inc.,

(10)	Registration Statement (Form S-8 No. 333-96895) pertaining to the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,

(11)	Registration Statement (Form S-8 No. 333-64706) pertaining to the 1996 Equity Incentive Plan and the 1996 Non-Employee Directors’ Stock Option Plan of Onyx Pharmaceuticals, Inc.,

(12)	Registration Statement (Form S-8 No. 333-48146) pertaining to the 1996 Equity Incentive Plan, the 1996 Non-Employee Directors’ Stock Option Plan and the Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,

(13)	Registration Statement (Form S-8 No. 333-84113) pertaining to the 1996 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,

(14)	Registration Statement (Form S-8 No. 333-60805) pertaining to the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,

(15)	Registration Statement (Form S-8 No. 333-34681) pertaining to the 1996 Equity Incentive Plan, as amended, of Onyx Pharmaceuticals, Inc., and

(16)	Registration Statement (Form S-8 No. 333-04839) pertaining to the 1996 Equity Incentive Plan, the 1996 Employee Stock Purchase Plan, and the 1996 Non-Employee Directors’ Stock Option Plan of Onyx Pharmaceuticals, Inc.
of our reports dated February 24, 2009, with respect to the financial statements of Onyx Pharmaceuticals, Inc., and the effectiveness of internal control over financial reporting of Onyx Pharmaceuticals, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2008.

                                   /s/ Ernst & Young LLP
Palo Alto, California
February 24, 2009